Summary Prospectus

March 1, 2017, as supplemented through June 1, 2017

American Independence
Hillcrest Small Cap Value Fund

Institutional	|	HLCIX	|	026762146
Class A	|	HLCAX	|	026762138
Class C	|	HLCCX	|	026762120

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2017, as supplemented through June 1, 2017, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.americanindependence.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Click here to view the fund’s statutory prospectus
or statement of additional information

FUND SUMMARY – AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND

Investment Objective.

The primary objective of the American Independence Hillcrest Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 64 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses	3.66%	3.66%	3.66%
Total Annual Fund Operating Expenses	4.66%	5.04%	5.66%
Fee Waivers and Expense Reimbursements(2)	-3.41%	-3.41%	-3.41%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.25%	1.63%	2.25%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)     Manifold Fund Advisors, LLC (“Manifold Fund Advisors” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses to 1.25%, 1.63% and 2.25% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$127	$1,098	$2,074	$4,546
Class A Shares	$731	$1,713	$2,694	$5,143
Class C Shares	$328	$1,384	$2,524	$5,309

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$228	$1,384	$2,524	$5,309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio. The Fund was effective December 31, 2015, so it was in operation for only ten months during the fiscal year.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes), at the time of purchase, in U.S. common stocks of small capitalization companies, including in real estate investment trusts (“REITs”). A small cap company is defined as a company that has a market capitalization found within the Russell 2000® Index (between $133 million and $3.86 billion at the time of its most recent reconstitution on May 27, 2016) at the time of purchase. The size of the companies in the Russell 2000® Index will change with market conditions.

Up to 20% of the Fund’s net assets may be invested in the stocks of micro-, mid- and large-cap companies. While the Fund’s investments will consist primarily of domestic securities, the Fund may also invest its net assets in securities of foreign companies, including those in emerging markets, which are traded on U.S. stock exchanges and are consistent with the Fund’s investment objective. The Fund also may invest in money market instruments.

The sub-adviser, Hillcrest Asset Management, LLC (“Hillcrest” or “Sub-Adviser”), seeks to identify and select securities by examining three key components: stock valuation; earnings and revenue growth; and investor sentiment. Hillcrest uses both a quantitative and a fundamental process to construct the Fund’s portfolio, investing in 40-60 stocks in various sectors within the Russell 2000® Value Index (the “Index”). The Sub-Adviser will sell securities when they no longer meet investment criteria, or when overweight in a sector relative to the Index.

Main types of securities the Fund may hold:

➢  Common stocks of U.S. and foreign companies traded on a U.S. stock exchange, including REITs

➢  Exchange-Traded Funds (“ETFs”)

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Small-Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small-cap securities can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

Micro-Cap Securities Risk. Micro-cap stocks may involve substantially greater risks of loss and price fluctuations than those for small-cap securities. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable, their share prices to be more volatile, and their markets to be less liquid than companies with larger market capitalizations.

Mid-Cap Securities Risk. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Value Stock Risk. "Value" stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may decline in value or never reach the value the sub-adviser believes is its full market value, either because the market fails to recognize what the sub-adviser considers to be the company’s true business value or because the sub-adviser’s assessment of the company’s prospects was not correct.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

ETF and Other Investment Company Risk. The following are various types of risks to which the Fund is subject, based on the types of ETFs, closed end funds and other investment companies it may invest in:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in the share of an ETF, closed end fund or other investment company and may be higher than other mutual funds that invest directly in the related securities. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs, closed end funds and other investment companies in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”). In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Depositary Receipts Risk. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Foreign Securities Risk. To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Emerging Markets Risk. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing the Fund’s performance and by comparing the Fund’s average annual returns for the 1 year ended December 31, 2016 with that of the Fund’s benchmark, the Russell 2000 Value Index.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and does not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	13.20%	Q4 2016
Worst quarter:	2.79%	Q2 2016

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	28.32%	28.32%
Return After Taxes on Distributions	28.24%	28.24%
Return After Taxes on Distributions and sale of shares	16.09%	16.09%
Class A Shares (Return Before Taxes)	20.56%	20.56%
Class C Shares (Return Before Taxes)	26.10%	26.10%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	31.74%

(1)  Since Inception return is from December 31, 2015 through December 31, 2016.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is Manifold Fund Advisors, LLC (the “Adviser” or “Manifold Fund Advisors”), formerly RiskX Investments, LLC.

The Sub-Adviser for the Fund is Hillcrest Asset Management, LLC (“Hillcrest” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed Fund Since
Brian R. Bruce	Chief Executive Officer and Chief Investment Officer	Hillcrest	12/2015
Douglas Stark	Managing Director Portfolio Management & Research	Hillcrest	12/2015
Brandon Troegle	Director Fundamental Analysis & Portfolio Manager	Hillcrest	12/2015

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.